UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

OCA Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39901	85-2218652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 201-8533

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	OCAXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share, included as part of the Units	OCAX	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	OCAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As disclosed in the definitive proxy statement filed by OCA Acquisition Corp., a Delaware corporation (“OCA”) with the Securities and Exchange Commission (the “SEC”) on December 15, 2023 (the “Extension Proxy Statement”), relating to the special meeting of stockholders (the “Extension Meeting”), OCA Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to OCA as a loan $90,000 to be deposited into the trust account established in connection with OCA’s initial public offering (the “Trust Account”). In addition, in the event OCA does not consummate an initial business combination by the Charter Extension Date (as defined below), the Lender will contribute to the Company as a loan up to $990,000 in eleven equal installments to be deposited into the Trust Account for each of the eleven one-month extensions following the Charter Extension Date.

On January 9, 2024, the stockholders of OCA approved the Extension Amendment Proposal (as defined below) at the Extension Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on January 11, 2024, OCA issued an unsecured promissory note in the principal amount of $1,080,000 (the “Note”) to the Sponsor. The Note does not bear interest and matures upon closing of OCA’s initial business combination (a “Business Combination”). In the event that OCA does not consummate a Business Combination, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The proceeds of the Note have been deposited in the Trust Account in connection with the Charter Amendment (as defined below).

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, which is incorporated by reference herein and filed herewith as Exhibit 10.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 9, 2024, OCA held the Extension Meeting to approve an amendment to OCA’s amended and restated certificate of incorporation (the “Charter”) to extend the date (the “Termination Date”) by which OCA has to consummate a business combination from January 20, 2024 (the “Previous Termination Date”) to February 20, 2024 (the “Charter Extension Date”) and to allow OCA, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to eleven times by an additional one month each time after the Charter Extension Date, by resolution of OCA’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2025, or a total of up to twelve months after the Previous Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). Additionally, OCA held the Extension Meeting to approve an amendment to the Charter to eliminate the limitation that OCA may not redeem shares of Class A common stock, par value $0.0001 per share, of OCA (the “Class A Common Stock”) to the extent that such redemption would result in OCA having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow OCA to redeem shares of Class A Common Stock irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”).

The stockholders of OCA approved the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal (together, the “Charter Amendment”) at the Extension Meeting and on January 11, 2024, OCA filed the Charter Amendment with the Delaware Secretary of State.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 9, 2024, OCA held the Extension Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, each as more fully described in the Extension Proxy Statement. As there were sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the Adjournment Proposal was not presented to stockholders.

Holders of 6,247,292 shares of Class A Common Stock and Class B common stock, par value $0.0001 per share, of OCA (the “Class B Common Stock,” and, together with the Class A Common Stock, the “Common Stock”) held of record as of December 7, 2023, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 81.8% of the voting power of shares of the Common Stock as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
5,636,636	610,656	0

The Redemption Limitation Amendment Proposal

For	Against	Abstain
5,647,085	600,207	0

The Adjournment Proposal

OCA had solicited proxies in favor of an Adjournment Proposal which would have given OCA authority to adjourn the Extension Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Extension Amendment Proposal and Redemption Limitation Amendment Proposal, this proposal was not voted upon at the Extension Meeting.

In connection with the vote to approve the Charter Amendment, the holders of shares of Class A Common Stock properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.83 per share, for an aggregate redemption amount of approximately $9,778,698.

Item 8.01. Other Events.

On January 11, 2024, the Sponsor converted an aggregate of 300,000 shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis. The Sponsor waived any right to receive funds from the Trust Account with respect to the shares of Class A Common Stock received upon such conversion and acknowledged that such shares will be subject to all of the restrictions applicable to the original shares of Class B Common Stock under the terms of that certain letter agreement, dated as of January 14, 2021, by and among, OCA, its officers and directors and the Sponsor.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation.
10.1	Promissory Note, dated January 11, 2024, between OCA and the Sponsor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2024

OCA ACQUISITION CORP.

By:	/s/ David Shen
Name:	David Shen
Title:	Chief Executive Officer and President

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